UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 15, 2003

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                      000-25887                36-3681151
(State or other jurisdiction      (Commission file number)    (I.R.S. employer
      of incorporation)                                      identification no.)

    TEN NORTH DEARBORN                                             60602
    CHICAGO, ILLINOIS                                            (Zip Code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On December 15, 2003, PrivateBancorp, Inc. (the "Company") announced that Cheryl Mayberry McKissack and Edward W. Rabin were named to the Company's Board of Directors, replacing two retiring directors, Naomi Tudor Borwell and Alvin J. Gottlieb. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRIVATEBANCORP, INC.


                                           By: /s/ Ralph B. Mandell
                                               ---------------------------------
                                               Ralph B. Mandell
                                               Chairman of the Board and Chief
Date:  December 19, 2003                          Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 99.1            Press Release dated December 15, 2003